UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

Hercules Technology Growth Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

525 University Ave., Suite 700

Palo Alto, California 94301

(Address of principal executive offices including zip code)

(650) 289-3060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information contained in this report, together with the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On August 3, 2005, Hercules Technology Growth Capital, Inc. issued the press release attached as Exhibit 99.1 announcing operating results on an unaudited basis for the second quarter ended June 30, 2005 and announcing that Hercules Technology Growth Capital, Inc. would conduct a conference call on August 3, 2005 to discuss its financial results for such period. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Hercules Technology Growth Capital, Inc. dated August 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Manuel Henriquez
Name:	Manuel Henriquez
Title:	Chief Executive Officer

Date: August 3, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Hercules Technology Growth Capital, Inc. on August 3, 2005.